Exhibit 10.20

                         STANDARD RETAIL LEASE AGREEMENT


                                 BY AND BETWEEN



                                 MARQUESA, INC.,
                              a Florida corporation

                                       AND


                                  POINTE BANK,
                          a Florida banking corporation





                              DATED: June 25, 2002




                               Shops at Portofino
                             500 South Pointe Drive
                           Miami Beach, Florida 33139



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                                      INDEX


1.       LEASED PREMISES.....................................................1
         ---------------

2.       TERM................................................................1
         ----

3.       BASE RENT...........................................................2
         ---------

4.       CONSUMER PRICE INDEX ADJUSTMENT.....................................3
         -------------------------------

5.       ADDITIONAL RENT.....................................................3
         ---------------

6.       SECURITY DEPOSIT....................................................6
         ----------------

7.       USE.................................................................6
         ---

8.       QUIET ENJOYMENT.....................................................6
         ---------------

9.       DELAY OF POSSESSION.................................................7
         -------------------

10.      ACCESS..............................................................7
         ------

11.      UTILITIES...........................................................7
         ---------

12.      GARBAGE REMOVAL.....................................................7
         ---------------

13.      RULES AND REGULATIONS...............................................8
         ---------------------

14.      GOVERNMENTAL REQUIREMENTS...........................................8
         -------------------------

15.      IMPROVEMENTS TO LEASED PREMISES.....................................8
         -------------------------------

16.      MAINTENANCE AND REPAIRS.............................................9
         -----------------------
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17.      ALTERATIONS TO BUILDING............................................10
         -----------------------

18.      COMMON AREAS/PARKING...............................................10
         --------------------

19.      NOISE..............................................................11
         -----

20.      INDEMNIFICATION AGAINST LIENS......................................11
         -----------------------------

21.      ESTOPPEL STATEMENT.................................................11
         ------------------

22.      SUBORDINATION OF LEASE.............................................11
         ----------------------

23.      ATTORNMENT.........................................................12
         ----------

24.      ASSIGNMENT OR SUBLETTING...........................................12
         ------------------------

25.      SUCCESSORS AND ASSIGNS.............................................14
         ----------------------

26.      HOLD HARMLESS OF LANDLORD..........................................14
         -------------------------

27.      INSURANCE COVERAGE.................................................15
         ------------------

28.      DAMAGE OR DESTRUCTION..............................................16
         ---------------------

29.      EMINENT DOMAIN.....................................................16
         --------------

30.      DEFAULT............................................................16
         -------

31.      REMEDIES...........................................................17
         --------

32.      INTENTIONALLY DELETED..............................................18
         ---------------------

33.      WAIVER OF DEFAULT..................................................18
         -----------------
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34.      NON-PERFORMANCE BY LANDLORD........................................18
         ---------------------------

35.      ATTORNEYS' FEES....................................................19
         ---------------

36.      RIGHT OF ENTRY.....................................................19
         --------------

37.      NOTICE.............................................................20
         ------

38.      CONDITION OF PREMISES ON TERMINATION OF LEASE......................20
         ---------------------------------------------

39.      HOLDING OVER.......................................................20
         ------------

40.      SURRENDER..........................................................21
         ---------

41.      OCCUPANCY TAX......................................................21
         -------------

42.      SIGNS..............................................................21
         -----

43.      TRIAL BY JURY......................................................21
         -------------

44.      INVALIDITY OF PROVISION............................................21
         -----------------------

45.      GOVERNING LAW......................................................21
         -------------

46.      TIME OF ESSENCE....................................................21
         ---------------

47.      MISCELLANEOUS......................................................21
         -------------

48.      EFFECTIVE DATE.....................................................22
         --------------

49.      COUNTERPARTS.......................................................22
         ------------

50.      NO RECORDING.......................................................22
         ------------
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51.      LIABILITY OF CO-TENANTS............................................22
         -----------------------

52.      AUTHORITY..........................................................22
         ---------

53.      BROKERAGE..........................................................23
         ---------

54.      RADON..............................................................23
         -----

55.      ENTIRE AGREEMENT...................................................23
         ----------------

56.      INTENTIONALLY DELETED..............................................23
         ---------------------

57.      USE RESTRICTION....................................................23
         ---------------

58.      ENVIRONMENTAL HAZARDS..............................................23
         ---------------------

59.      AUTOMATIC TELLER MACHINE...........................................24
         ------------------------

60.      SPECIAL BANKRUPTCY PROVISIONS......................................24
         -----------------------------

61.      EXCULPATION........................................................25
         -----------

62.      FORCE MAJEURE......................................................25
         -------------


EXHIBIT A - SKETCH OF BUILDING
---------

EXHIBIT B -  RULES AND REGULATIONS
---------

EXHIBIT C - GARBAGE REMOVAL
---------

EXHIBIT D - FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
---------

EXHIBIT E -  SKETCH OF ATM
---------

BASIC LEASE INFORMATION RIDER
OPTION TO RENEW RIDER

                         STANDARD RETAIL LEASE AGREEMENT
                         -------------------------------


         THIS STANDARD RETAIL LEASE AGREEMENT (the "LEASE") is made and entered into as of the date shown under Item 1 of the Basic Lease Information Rider (the "BLI RIDER") attached hereto, by and between MARQUESA, INC., a Florida corporation (the "LANDLORD"), whose address for purposes hereof is 404 Washington Avenue, Suite 120, Miami Beach, Florida 33139, and the tenant shown under Item 2 of the BLI Rider (the "TENANT"), whose address for purposes hereof until the commencement of the term of this Lease is the address shown under Item 2 of the BLI Rider and after commencement of the term of this Lease shall be the "Building" (as hereinafter defined).

                              W I T N E S S E T H:

         1. LEASED PREMISES. Subject to and upon the terms, provisions, covenants and conditions hereinafter set forth, Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease, demise and let from Landlord the premises (the "LEASED PREMISES") in the Shops at Portofino located at 500 South Pointe Drive, Miami Beach, Florida 33139 (which building, together with all ancillary improvements appurtenant thereto, is herein called the "BUILDING"), known by that certain Suite Number set forth in Item 3 of the BLI Rider. A sketch of the Building is attached hereto as Exhibit A. The rentable area of the Leased Premises is conclusively defined to be the number of square feet set forth under Item 4 of the BLI Rider. In addition to the Leased Premises, Tenant has the right to use the pedestrian walkways, loggia area, corridors and other areas of the Building provided by Landlord for the general use of all retail tenants, their officers, agents, employees, invitees, visitors, licensees and customers (all of the foregoing sometimes referred to as "COMMON AREAS"). The Common Areas will at all times be subject to Landlord's exclusive control and management in accordance with the terms and provisions of this Lease.

         2. TERM. The term of this Lease shall be for the period of time set forth in Item 5 of the BLI Rider, commencing on the date (the "COMMENCEMENT DATE") shown under Item 5 of the BLI Rider and ending on the date also shown under Item 5 of the BLI Rider, unless such term shall sooner cease and expire as hereinafter provided (herein sometimes called the "TERM" or the "LEASE Term").

         The term "Lease Year" is defined to mean a period of twelve (12) consecutive calendar months, with the first Lease Year commencing on the Commencement Date; provided, however, that (i) if this Lease commences on a day other than the first day of a calendar month then the first Lease Year shall consist of such fractional month plus the next succeeding twelve (12) full calendar months, and (ii) the last Lease Year shall consist of the period commencing from the end of the next preceding Lease Year and ending with the end of the term of the Lease (whether by expiration of the term or otherwise).

         Upon the request of Landlord, Tenant shall join in the execution of an agreement stipulating to the Commencement Date and the date upon which this Lease shall terminate. There shall be no delay in the commencement of the Term and no delay in the payment of Rent (as hereinafter defined) where Tenant fails to occupy the Leased Premises or if Landlord fails to complete any of the Tenant Improvements (as hereinafter defined), if any, nor shall same operate or extend the Term beyond the agreed expiration date hereof.

         3. BASE RENT.
            ---------

                  (a) From the Rent Commencement Date shown under Item 8 of the BLI Rider through the end of the Lease Term, Tenant will pay to Landlord as the base rent for the Leased Premises ("BASE RENT") the amounts set forth in Item 6 of the BLI Rider (as adjusted each year commencing with the first anniversary of the Rent Commencement Date pursuant to the provisions of the BLI Rider). Base Rent shall be payable in advance on the first day of the calendar month in equal monthly installments of the amount set forth in Item 6 of the BLI Rider. This is a TRIPLE NET LEASE and such rent shall be payable without any offset, demand, defense or deduction whatsoever, in lawful money of the United States of America, at Landlord's management office in the Building or elsewhere as designated from time to time by Landlord's written notice to Tenant. Landlord, upon execution of this Lease by Landlord and Tenant, hereby acknowledges payment by Tenant of the "Initial Payment" in the amount shown under Item 7 of the BLI Rider, representing payment of Base Rent, together with sales tax thereon, for the period of time set forth in the BLI Rider. The Initial Payment shall be applied to the first MONTHLY INSTALLMENT(S) of Base Rent due hereunder, with any shortfall to be paid by Tenant as otherwise provided herein. Base Rent due for any partial month of occupancy at the beginning or end of the Lease Term will be prorated, such proration to be based on the actual number of days in the partial month.

                  (b) In addition to Base Rent, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals, and any other governmental charges, taxes and/or impositions now in existence or hereafter imposed based upon the privilege of renting the space leased hereunder or upon the amount of Rent (as hereinafter defined) collected therefor. Nothing herein shall, however, be taken to require Tenant to pay any part of any federal and state taxes on income imposed upon Landlord.

                  (c) If any monthly payment of Base Rent remains unpaid for ten
(10) days after its due date, then Tenant shall pay to Landlord an administrative charge in an amount equal to five percent (5%) of the delinquent payment, as liquidated damages to cover the extra expenses to Landlord of handling such late payments. If the Tenant pays any installment of Base Rent or any other sum by check to Landlord, then the Tenant shall pay to the Landlord, on demand, a processing and administrative fee of $50.00 per returned check, or five (5) percent of the amount of the check, whichever is greater. The Landlord, at its option, may subtract any such processing fee from the Security Deposit (as hereafter defined), if any, held by Landlord hereunder, and, in such event, Tenant shall immediately deposit a like amount with the Landlord upon the notification thereof. Provided, however, this provision shall not be construed as requiring Landlord to accept any late payment of Rent or as a waiver of any of Landlord's rights or remedies by virtue of Tenant's not making timely payment of Rent hereunder, and Landlord's acceptance of late Rent and such administrative charge shall not be construed as constituting a waiver by Landlord of any rights or remedies available to it in the event that Rent is not timely paid by Tenant on any one or more future occasions, including declaring Tenant in default under this Lease and pursuing all remedies available to it arising from such default.

                  (d) Tenant shall pay Landlord interest on any Rent which remains unpaid for five (5) days after its due date at a rate equal to the lesser of eighteen percent (18%) per annum or the maximum lawful rate, which interest shall accrue from the due date. This provision shall not be construed as requiring Landlord to accept any late payment of Rent or as a waiver of any of Landlord's rights or remedies by virtue of Tenant not making timely payment of Rent hereunder, and Landlord's acceptance of late Rent and such interest shall not be construed as constituting a waiver by Landlord of any rights or remedies available to it in the event that Rent is not timely paid by Tenant on any one or more future occasions, including declaring Tenant in default under this Lease and pursuing all remedies available to it arising for such default.

                  (e) For all purposes of this Lease, the term "RENT" shall include all Base Rent (as adjusted and increased from time to time), charges or impositions thereon, Additional Rent (as hereinafter defined) and any and all other payments due or which may become due from Tenant to Landlord hereunder.

         4. CONSUMER PRICE INDEX ADJUSTMENT: Commencing with the second Lease Year and continuing each successive Lease Year thereafter during the remainder of the Term (and any extensions or renewals thereof), the annual Base Rent shall be increased (but not decreased) in accordance with changes in the Consumer Price Index - U.S. city average for urban wage earners and clerical workers, 1982-1984 equals 100, all items, as promulgated by the U.S. Department of Labor, Bureau of Labor Statistics ("CPI"). The annual Base Rent shall be increased each Lease Year by adding thereto an amount equal to the product of: (i) the annual Base Rent and (ii) a fraction the numerator of which is the CPI for the month immediately preceding the first month of the applicable Lease Year minus the CPI for the month immediately preceding the first month of the first Lease Year and the denominator of which is the CPI for the month immediately preceding the first month of the first Lease Year. In no event shall the annual Base Rent for the applicable Lease Year as adjusted pursuant to this paragraph ever decrease below the annual Base Rent as adjusted pursuant to this paragraph for the immediately prior Lease Year. In the event of an adjustment to the annual Base Rent in accordance with a change in the CPI, Landlord shall notify Tenant in writing of the increase to the annual Base Rent for the applicable Lease Year and the increased amount of the new monthly installments due with respect thereto. Within ten (10) days of receiving such written notice, Tenant shall pay to Landlord all increases to the annual Base Rent owed for all months which have elapsed in the then current Lease Year.

         If a substantial change is made in the method of establishing the CPI or a change is made to the base year used by the Bureau of Labor Statistics in computing the CPI, then the CPI shall be adjusted to a figure as nearly equivalent as possible to the figure that would have resulted had no change been made in the method of establishing the CPI. In the event that the CPI (or a successor or a substitute index) becomes unavailable, then a comparable index published by a governmental or other nonpartisan entity evaluating the same information theretofore used in establishing the CPI shall be used in lieu of the CPI.

         5. ADDITIONAL RENT. In addition to the Base Rent, Tenant shall, during each Lease Year, pay to Landlord as "ADDITIONAL RENT", "TENANT'S PROPORTIONATE SHARE" of: the sum of "OPERATING EXPENSES" plus "TAXES" plus "INSURANCE". As used herein the term:

                  (a) "TENANT'S PROPORTIONATE SHARE" shall mean for all purposes of this Lease the percentage shown under Item 9 of the BLI Rider.

                  (b) "OPERATING EXPENSES" shall mean all expenses, costs and disbursements, of every kind and nature, which Landlord shall pay or become obligated to pay in connection with the maintenance and/or operation of the Building and associated parking and landscaping areas and other Common Areas computed on the accrual basis, but shall not include "Taxes" and "Insurance" (as hereinafter defined), the cost of mortgage financing, individual tenant improvements, commissions or fees paid in connection with Landlord's leasing activities, or the replacement of capital investment items and new capital improvements unless such items and/or improvements result in the decrease of the operating cost of the Building, in which latter event the cost of said capital investment item or new capital improvement shall be included by spreading such cost over the period necessary to recover such cost from the savings accomplished by the decreased operating cost of the Building. By way of explanation and clarification, but not by way of limitation, Operating Expenses will include the following:

                           (i)      Wages, salaries and benefits of all
                                    employees engaged in the operation and
                                    maintenance of the Building;

                           (ii) Cost of all supplies and materials used in the operation and management of the Building;

                           (iii) Cost of all utilities used by the Building and not charged directly to another tenant; and

                           (iv) Cost of building management, janitorial services, accounting and legal services, trash and garbage removal and servicing and maintenance of all Building systems and equipment.

                  (c) "TAXES" shall mean all impositions, taxes, assessments (special or otherwise), and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor (except only income taxes) attributable in any manner to the Building, and/or the land on which the same are located or any part thereof, or any use thereof, or any equipment, fixtures or other facility located therein or thereon or used in conjunction therewith.

                  (d) "INSURANCE" shall mean the cost to Landlord of all casualty (including all extended coverages), liability, flood hazard, workmen's compensation and other insurance maintained by Landlord (in Landlord's sole discretion) and applicable to the Building, associated parking areas, the land upon which the same are located and/or Landlord's personal property used in connection therewith.

The estimated amount of Tenant's Proportionate Share of Operating Expenses, Taxes and Insurance for the first Lease Year is $6.50, which sum shall be paid in advance to Landlord in equal monthly installments during the first Lease Year on the first day of each calendar month. Landlord shall notify Tenant within a reasonable time after the end of each calendar year hereafter ensuing during the Term hereof, of the amount which Landlord estimates (as evidenced by budgets prepared by or on behalf of Landlord) will be the amount of Tenant's Proportionate

Share of Operating Expenses, Taxes and Insurance for the then current calendar year and Tenant shall pay such sum in advance to Landlord in equal monthly installments, during the balance of said calendar year, on the first day of each remaining month in said calendar year commencing on the first day of the first month following Tenant's receipt of such notification.

         Within ninety (90) days following the end of each calendar year during the Term, Landlord shall submit to Tenant a certified statement showing an itemized statement of all items comprising the amount of Operating Expenses, Taxes and Insurance and the actual amount which should have been paid by Tenant with respect to Operating Expenses, Taxes and Insurance for the past calendar year, the amount thereof actually paid during that year by Tenant and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. The statement shall become final and conclusive between the parties unless Landlord receives written detailed objections with respect thereto within thirty
(30) days after receipt by Tenant of said statement, unless, within such thirty
(30) day period, Tenant provides Landlord with written notice, which (A) disputes the mathematical accuracy of such amount and (B) designates an appropriately licensed and reputable accountant, reasonably acceptable to Landlord, who, at Tenant's cost and expense, will review the mathematical accuracy of such amount with Landlord and/or its designated representative(s). Tenant acknowledges and agrees that Tenant's Additional Rent payment due hereunder will not be subject to adjustment unless Tenant demonstrates that such disputed amount contains a mathematical error in excess of five percent (5%) of the total amount of Tenant's Additional Rent. Tenant shall pay all of Landlord's costs and expenses in connection with such review, including attorneys' and accountants' fees, unless the mathematical error exceeds five percent (5%) of Tenant's Additional Rent. Irrespective of any dispute relating to Landlord's computation of Additional Rent hereunder, Tenant shall nevertheless pay, or accept the credit or refund of, Additional Rent in accordance with the terms hereof until such time as the dispute is resolved. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty
(30) days following Tenant's receipt thereof and any overpayment shall be immediately credited against Tenant's obligation to pay expected Additional Rent in connection with anticipated Operating Expenses, Taxes and Insurance for the next year, or, if by reason of any termination of this Lease no such future obligation exists, refunded to Tenant. Anything herein to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant because of any objection which Tenant may raise with respect thereto and Landlord shall immediately credit or refund any overpayment found to be owing to Tenant as aforesaid upon the resolution of said objection.

         The failure or inability of Landlord to timely furnish or deliver to Tenant any information, estimates, budgets, statements, data or similar items required to be furnished or delivered hereunder shall not relieve Tenant from its obligation to make any payments or contributions which would be otherwise due pursuant to the terms hereof had such information, estimate, budget, statement, data or similar item been timely delivered by Landlord to Tenant.

         Notwithstanding any other provision herein to the contrary, it is agreed that in the event the retail portion of the Building is not fully occupied during any partial lease year or any full calendar year, an adjustment shall be made in computing the Operating Expenses (except those for building management) so that such Operating Expenses shall be computed for such period of time as though the retail portion of the Building had been fully occupied.

         Additional Rent due by reason of this paragraph for the final months of this Lease is due and payable even though it may not be calculated until subsequent to the termination date of the Lease; and shall be prorated according to that portion of said calendar year that this Lease was actually in effect. Tenant expressly agrees that Landlord, at Landlord's sole discretion, may apply the Security Deposit specified in paragraph 6 hereof, in full or partial satisfaction of any Additional Rent due for the final months of this Lease, but nothing herein contained shall be construed to relieve Tenant of the obligation to pay any Additional Rent due for the final months of this Lease, nor shall Landlord be required to first apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any other terms or provisions of this Lease.

         6. SECURITY DEPOSIT. Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum shown under Item 10 of the BLI Rider as the "Security Deposit" (the "SECURITY DEPOSIT"), the receipt of which is hereby acknowledged by Landlord, which sum shall be retained by Landlord as security for the payment by Tenant of the Rent and all other payments herein agreed to be paid by Tenant, and for the faithful performance by Tenant of the terms, provisions, covenants and conditions of this Lease. It is agreed that Landlord, at Landlord's option, may at the time of any default by Tenant under any of the terms, provisions, covenants or conditions of this Lease apply the Security Deposit or any part thereof towards the payment of the Rent and all other sums payable by Tenant under this Lease, and towards the performance of each and every one of Tenant's covenants under this Lease, but such covenants and Tenant's liability under this Lease shall thereby be discharged only to the extent of the sums so applied by Landlord, and Tenant shall remain liable for any amounts such sums shall be insufficient to pay and, in addition, shall be obligated to immediately deposit with Landlord the amount necessary to increase the Security Deposit to its original amount. Landlord may exhaust any and all rights and remedies against Tenant before resorting to the Security Deposit, but nothing herein contained shall require or be deemed to require Landlord so to do. In the event the Security Deposit shall not be utilized for any of the purposes set forth herein, then the Security Deposit shall be returned by Landlord to Tenant by (i) thirty (30) days after the expiration of the Lease Term, or (ii) the determination and payment of the amounts due elsewhere under this Lease, whichever later occurs. Landlord shall not be required to pay Tenant any interest on the Security Deposit nor to maintain the Security Deposit in a separate account. In the event of a sale of the Building, the Landlord shall have the right to transfer the Security Deposit to the purchaser and the Landlord shall thereupon be released by the Tenant from all liability for the return of such Security Deposit, and the Tenant agrees to look solely to the new landlord for the return of said Security Deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment of the Security Deposit to a new landlord.

         7. USE. Tenant will use and occupy the Leased Premises for the use or purpose shown under Item 11 of the BLI Rider, and for no other use or purpose. In the event that Tenant uses the Leased Premises for any purpose not expressly permitted herein, said use shall be deemed a default by Tenant hereunder, and Landlord may, in addition to all other remedies available to it, terminate this Lease or restrain said improper use by injunction.

         8. QUIET ENJOYMENT. Upon payment by Tenant of the Rent herein provided, and upon the observance and performance of all terms, provisions, covenants and conditions on Tenant's part to be observed and performed, Tenant shall, subject to all of the terms, provisions, covenants and conditions of this Lease, peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised.

         9. DELAY OF POSSESSION. If Landlord is unable to deliver possession of the Leased Premises to Tenant within ninety (90) days after the date hereof, then either Landlord or Tenant shall have the right to cancel this Lease upon written notice thereof delivered to the other party within ten (10) days after the lapse of said ninety-day period; upon such cancellation, Landlord and Tenant shall each be released and discharged from all liability under this Lease. There shall be no delay in the payment of Base Rent or any other Rent where Tenant fails to occupy the Leased Premises for any other reason.

         10. ACCESS. Tenant shall have access to the Leased Premises twenty-four
(24) hours per day, seven (7) days per week. Tenant, at Tenant's expense, may install a security system in the Leased Premises, provided that Tenant provides Landlord with a sufficient description of such system and method of installment such that Landlord may fully exercise its rights under paragraph 36 hereof, and obtains Landlord's advance written approval of same, which shall not be unreasonably withheld or delayed.

         Tenant shall use only those fixtures and equipment that operate on the Building's standard electric circuits, but which in no event shall overload the Building's standard electric circuits from which Tenant obtains electric current. Any required installation of special circuits, cable, wire or equipment to service Tenant's unusual electrical needs shall be at Tenant's expense and only if prior approval therefor is given in writing by Landlord.

         11. UTILITIES. All utilities, including without limitation, electricity, water, sewer, gas, fuel, etc., will be separately metered to the Leased Premises and paid for by Tenant directly to the company providing service upon same becoming due. Landlord will provide water at those points of supply provided for general use of the Building's tenants at all times; provided, however, Tenant shall, at its sole cost and expense, install the necessary piping and submetering equipment for the Leased Premises. Landlord is not responsible for the provision of any services whatsoever to the Leased Premises.

         Landlord shall install on the roof of the Building all HVAC equipment and systems necessary to service the Building, provided, however, Tenant, at Tenant's sole cost and expense, shall be obligated to install all necessary ductwork to connect to such HVAC systems and to service the Leased Premises.

         12. GARBAGE REMOVAL. If the Leased Premises are located on the ground level, Tenant covenants and agrees to remove or cause to be removed all garbage and solid waste from the Leased Premises on a regular basis and in a timely, clean and sanitary manner, at Tenant's expense. Such garbage and solid waste removal shall be carried out strictly in accordance with the Rules and Regulations attached hereto as Exhibit B and in the manner shown on the sketch attached hereto as Exhibit C. If Landlord is billed directly for garbage removal services provided to the Leased Premises for any reason, Tenant shall pay to Landlord, within ten (10) days of Landlord's written demand therefor, all such sums so billed to Landlord.

         13. RULES AND REGULATIONS. Tenant agrees to comply with all rules and regulations Landlord may adopt from time to time for the operation, protection and welfare of the Building, its tenants, visitors and occupants. The present rules and regulations, which Tenant hereby agrees to comply with, entitled "Rules and Regulations", are attached hereto as Exhibit B and are by this reference incorporated herein. Any future rules and regulations shall become a part of this Lease, and Tenant hereby agrees to comply with the same upon delivery of a copy thereof to Tenant.

         14. GOVERNMENTAL REQUIREMENTS. Tenant and Landlord shall faithfully observe in the use of the Leased Premises and the Building, respectively, all municipal and county ordinances and codes and state and federal statutes now in force or which may hereafter be in force, affecting the Leased Premises or any part thereof, or the use thereof, including those for the correction, prevention and abatement of nuisances and unsafe conditions, and those relating to the handling and disposal of hazardous substances and any other environmental concerns. Tenant agrees to comply with any requirement that the Leased Premises be vacated during any smoke test or other governmental inspection of the Building and that such interruption shall not be deemed a constructive eviction or a disturbance of Tenant's use or possession of the Leased Premises, or shall it render Landlord liable to Tenant for damages or abatement of Rent.

         15. IMPROVEMENTS TO LEASED PREMISES. Landlord's obligations as to work to be performed for Tenant and improvements to be made to the Leased Premises, if any, is solely as set forth in Item 12 of the BLI Rider. Tenant acknowledges that upon taking possession of the Leased Premises such possession shall be conclusive evidence that Tenant has received the Leased Premises in a condition satisfactory to Tenant and that Landlord has satisfied any obligations to Tenant with respect to the preparation of the Leased Premises for Tenant's use and occupancy. Tenant further acknowledges that Landlord has a substantial economic interest in maintaining a uniformity of materials and systems throughout the Building, insuring that the appearance and the quality of any improvements to the Leased Premises conform to the general nature, quality, style and design of other portions of the Building, and insuring that any such improvements are carried out in a good and workmanlike manner by qualified, licensed contractors and are fully paid for. For this reason, alterations, improvements and work of any kind performed by Tenant to the Leased Premises at any time shall be subject to the following conditions and limitations:

                  (a) Prior to commencing any work, Tenant shall submit for Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed, detailed plans and specifications for all Tenant improvements and repairs to be made by Tenant. Landlord and its agents shall have the right to review all plans and specifications. Tenant shall make any changes recommended by Landlord or its agents, and resubmit such revised plans and specifications for Landlord's approval.

                  (b) Landlord shall also have the right, in it's reasonable discretion, to approve the contractor(s) to be used by Tenant and to require, prior to the commencement of work, payment and performance bonds or other similar security acceptable to Landlord.

                  (c) All of Tenant's work shall comply with the provisions of all applicable governmental codes and regulations, and, prior to commencing any work, Tenant shall deliver to Landlord copies of all applicable governmental permits and authorizations which may be required in connection with such work.

                  (d) Tenant shall (and shall require that all contractors) comply with all applicable provisions of the Florida mechanics' liens laws, and the provisions of paragraph 20. hereof.

                  (e) All of Tenant's work shall be subject to Landlord's periodic review.

                  (f) All of Tenant's contractors must procure workmen's compensation insurance covering all persons employed in connection with the work who might assert claims for death or bodily injury; no work shall be commenced until Landlord shall have received copies of certificates of insurance confirming the existence of such insurance coverage.

                  (g) Prior to commencing any work, Tenant shall obtain, for the benefit of Tenant, Landlord, any holder of a mortgage given by Landlord encumbering the Building or the land thereunder, and any lessor under a ground or underlying lease affecting the same, such additional liability and property damage insurance as Landlord or such other party may reasonably require because of the nature of the work to be done by Tenant.

                  (h) All such work, alterations, decorations, installations, additions or improvements shall be done at Tenant's sole expense. Landlord shall not be liable for any failure of any building facilities or services caused by alterations, decorations, installations, additions or improvements made by Tenant, and Tenant shall be responsible for and correct any such work causing such failure (under Landlord's supervision). Tenant shall also make any and all changes to the Leased Premises as may be necessary to insure that the Leased Premises comply with all governmental requirements set forth in paragraph 14. above after the completion of all such work. Upon Tenant's failure to correct such work or to make such changes, Landlord may make such correction and change, and charge Tenant for the cost thereof, together with an administrative charge equal to twenty-five percent (25%) of the cost of such work. Such sums due Landlord shall be paid by Tenant promptly upon being billed therefor.

         16. MAINTENANCE AND REPAIRS.
             -----------------------

                  (a) Tenant will, at Tenant's own expense, keep the Leased Premises in good repair and tenantable condition during the Lease Term and, in furtherance thereof, will replace at its own expense any and all broken glass in and about said Leased Premises. Without limiting the foregoing, Tenant shall, at its expense, maintain, repair and replace all electrical, plumbing, HVAC and other systems and equipment within the Leased Premises or which exclusively serve the Leased Premises, including, without limitation, the HVAC systems and equipment installed by Tenant in accordance with the terms hereof. All aforesaid repairs, restorations and replacements shall be in quality and class equal to or exceeding the previously existing work or installations and shall be performed under the direction and to the satisfaction of Landlord.

                  (b) If Landlord deems any repair which Tenant is required to make hereunder to be necessary, Landlord may demand that Tenant make such repair immediately. If Tenant refuses or neglects to make such repair and to complete the same with reasonable dispatch, Landlord may, but shall not be obligated to, make such repair and Tenant shall, on demand, immediately pay to Landlord the cost thereof, together with an administrative charge equal to twenty-five percent (25%) of the cost of such work. Landlord shall not be liable to Tenant for any loss or damage that may accrue to Tenant's business by reason of such work or its results.

                  (c) Except for the maintenance and repair of the Leased Premises, which is the sole responsibility of Tenant as provided hereinabove, Landlord shall, at its expense, maintain the Building and repair and replace the roof and other structural portions thereof, which Landlord deems reasonably necessary or desirable to keep the Building in good order and repair. Notwithstanding the foregoing, to the extent any damage to the Building is caused by acts or omissions of Tenant, its agents, customers, employees or invitees, Tenant shall make such repairs (under Landlord's supervision and to its satisfaction) and shall bear the cost thereof. Tenant agrees to notify Landlord of the necessity for any repairs of which Tenant may have knowledge and for which Landlord may be responsible under the provisions of the first sentence of this paragraph. In the event that Landlord is responsible for such repairs, Landlord shall commence such repairs within a reasonable time after receiving notification of same.

         17. ALTERATIONS TO BUILDING. Tenant acknowledges and makes this Lease with the distinct understanding and agreement that Landlord shall have the right and privilege to make any additions to the Building of which the Leased Premises are a part, and to make such alterations, structural changes, refurbishments, renovations and repairs to said Building and the Common Areas as it may deem desirable and advisable without any liability to Tenant therefor, so long as neither ingress nor egress to the Leased Premises from the streets and sidewalks abutting the Leased Premises are materially and adversely affected.

         18. COMMON AREAS/PARKING. Landlord shall have the right to exclusive control and management of the Common Areas, to shall have the right to close temporarily all or any portion of the Common Areas and to do and perform such other acts in and to said areas as Landlord shall determine to be advisable in its sole judgment. Landlord will operate and maintain the Common Areas in such manner and with such personnel as Landlord shall determine from time to time. Tenant shall have the option of renting up to a maximum of eight (8) parking spaces at an initial cost of Seventy Five Dollars ($75.00) per space per month. The Leased Premises shall not otherwise include the right to use any particular parking space or spaces; provided, however, parking spaces shall be generally available for the use of Tenant, its customers, employees or invitees, together with the other tenants of the Building and their respective customers, employees or invitees, at a location to be determined by Landlord from time to time, which location may change from time to time in accordance with the terms and conditions of that certain Development Order recorded in Official Records Book 18598, Page 2851 of the Public Records of Miami-Dade County, Florida. Tenant and its employees, guests and invitees may park only in those spaces which are designated by Landlord for the retail portion of the Building to the extent spaces are available and subject to the prevailing parking charges established by the Landlord. Any charges incurred by Tenant for the use of parking spaces in connection with the Lease shall be included in the term "Rent" as defined herein and shall be subject to increase from time to time. The use of the parking lot or other facility shall be governed by rules and regulations adopted from time to time by Landlord.

         19. NOISE. Business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Leased Premises to such a degree as to be objectionable to Landlord, or which interfere with the use or enjoyment by other tenants of their premises, shall be placed and maintained by Tenant at Tenant's cost and expense, in settings of cork, rubber or spring type vibration eliminators, or other similar sound barriers, sufficient to eliminate noise or vibration, as approved by Landlord.

         20. INDEMNIFICATION AGAINST LIENS. In accordance with the applicable provisions of the Florida Construction Lien Law and specifically Florida Statutes, Section 713.10, no interest of Landlord whether personally or in the Leased Premises, or in the underlying land or Building of which the Leased Premises are a part or the leasehold interest aforesaid shall be subject to liens for improvements made by Tenant or caused to be made by Tenant hereunder. Further, Tenant acknowledges that Tenant, with respect to improvements or alterations made by Tenant or caused to be made by Tenant hereunder, shall promptly notify the contractor making such improvements to the Leased Premises of this provision exculpating Landlord's liability for such liens.

         Notwithstanding the foregoing, if any mechanic's lien or other lien, attachment, judgment, execution, writ, charge or encumbrance is filed against the Building or the Leased Premises or this leasehold, or any alterations, fixtures or improvements therein or thereto, as a result of any work, action or inaction done by or at the direction of Tenant, Tenant will discharge same of record within twenty (20) days after the filing thereof, failing which Tenant will be in default under this Lease. In such event, without waiving Tenant's default, Landlord, in addition to all other available rights and remedies, without further notice, may discharge the same of record by payment, bonding or otherwise, as Landlord may elect, and upon request Tenant will reimburse Landlord for all costs and expenses so incurred by Landlord.

         21. ESTOPPEL STATEMENT. Tenant agrees that from time to time, upon not less than ten (10) days prior request by Landlord, Tenant will deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (b) the dates to which the rent and other charges have been paid; (c) that Landlord is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail; (d) whether or not Tenant is in occupancy of the Leased Premises, and (e) such other information pertaining to this Lease and Tenant as Landlord, its mortgagee or prospective mortgagee may reasonably request. Failure by Tenant to so reply within said ten (10) days shall be deemed confirmation by Tenant that all parties are in good standing under the Lease.

         22. SUBORDINATION OF LEASE. This Lease shall be subject and subordinate to any mortgage or ground lease (including all renewals, modifications and extensions thereof) now or hereafter encumbering or affecting the Building or the land thereunder or Landlord's interest therein. This provision shall be self-operative without the execution of any further instruments. Notwithstanding the foregoing, however, Tenant hereby agrees to execute the Subordination, Non-Disturbance and Attornment Agreement in form attached hereto as Exhibit D or any other instrument(s) which Landlord, its mortgagee or prospective mortgagee may deem desirable to evidence the subordination of this Lease to any and all such mortgages or ground leases.

Additionally, Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument or instruments on behalf of Tenant. If, in connection with providing financing for the Building, any prospective mortgagee shall request reasonable modifications of this Lease as a condition to such financing, Tenant agrees that Tenant will not unreasonably withhold, delay or defer the execution of any agreement of modification of this Lease, provided such modifications do not increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's reasonable use and enjoyment of the Leased Premises.

         23. ATTORNMENT. If the interests of Landlord under this Lease shall be transferred voluntarily or by reason of the termination of any ground or underlying leases or by reason of foreclosure or other proceedings for enforcement of any mortgage on the Leased Premises, Tenant shall, at the election of such transferee, be bound to such transferee (herein sometimes called the "SUCCESSOR LANDLORD") for the balance of the term hereof remaining, and any extensions or renewals thereof which may be effected in accordance with the terms and provisions hereof, with the same force and effect as if the Successor Landlord were Landlord under this Lease, and Tenant does hereby agree to attorn to the Successor Landlord, including the mortgagee under any such mortgage or the lessor under any such ground lease if it be the Successor Landlord, as its landlord under this Lease upon the then existing terms of this Lease. The foregoing attornment shall be effective and self-operative without the execution of any further instruments, upon the Successor Landlord succeeding to the interest of Landlord under this Lease. Notwithstanding the foregoing, however, Tenant hereby agrees to execute any instrument(s) which Successor Landlord or its prospective mortgagee may deem desirable to evidence said attornment by Tenant. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument for and on behalf of Tenant. In the event of such transfer of Landlord's interests, Landlord shall be released and relieved from all liability and responsibility thereafter accruing to Tenant under this Lease or otherwise and Landlord's successor by acceptance of Rent from Tenant hereunder shall become liable and responsible to Tenant in respect to all obligations of "Landlord" arising during the period of such successor Landlord's ownership of Landlord's interest hereunder, and not for any obligations of Landlord or any prior successor Landlord or any claim by or cause of action of Tenant arising or accruing prior to such successor Landlord's becoming the owner of Landlord's interest under this Lease.

         24. ASSIGNMENT OR SUBLETTING. Without the written consent of Landlord first obtained in each case, Tenant shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease or sublet the Leased Premises or any part thereof or permit the Leased Premises to be occupied by other persons. Landlord's exercise of its consent shall be in its sole discretion (sole discretion shall be deemed to mean that Landlord need not be reasonable in granting or withholding its consent). In furtherance thereof, in the case of a subletting, Landlord's consent may be predicated, among other things, upon Landlord becoming entitled to collect and retain all Rent and any other economic consideration payable under the sublease, and in the case of an assignment, Landlord's consent may be predicated, among other things, upon Landlord's right to increase Base Rent and the Security Deposit, and to require additional guaranties of payment and performance of the obligations of "Tenant" under this Lease, and further upon Landlord's becoming entitled to collect and retain any economic consideration for said assignment paid or payable by the prospective assignee to Tenant. Tenant shall pay all attorneys' fees and costs incurred by Landlord pursuant to this paragraph in connection with Landlord's review of any proposed assignment or sublease. If this Lease be assigned, or if the Leased Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect or accept Rent from the assignee, subtenant, or occupant and apply the net amount collected or accepted to the Rent herein reserved, but no such collection or acceptance shall be deemed a waiver of this covenant or the acceptance of the assignee, subtenant, or occupant as Tenant, nor shall it be construed as, or implied to be, a release of Tenant or any guarantor of the Lease from the further observance and performance by Tenant of the terms, provisions, covenants and conditions herein contained.

         Landlord shall have a right of first refusal with regard to any proposed sublease or assignment on the same terms and conditions as contained in such proposed sublease or agreement to assign, which right of first refusal shall be exercisable by Landlord giving notice of its intention to do so within thirty (30) business days after receipt of any proposed sublease or assignment.

         The consent by Landlord to any assignment or subletting hereunder shall not be construed as releasing Tenant from any liability hereunder or as constituting the consent by Landlord to any subsequent assignment or subletting, which subsequent assignment or subletting shall require the prior written approval of Landlord as provided herein in each instance. In the event an assignment is permitted by Landlord, contemporaneously with the granting of Landlord's consent, Tenant shall cause the assignee to expressly assume in writing and agree to perform all of the covenants, duties and obligations of Tenant hereunder and such assignee shall be jointly and severally liable therefor along with Tenant (but any assignee who does not expressly assume such obligations in writing shall nevertheless be deemed to have assumed such obligations by acceptance of any such assignment). Any assignment, subletting, hypothecation, pledging or other disposition of Tenant's interest hereunder, in violation of the terms hereof shall be deemed null and void, and shall constitute an act of default hereunder.

         If Tenant is not an individual, any direct or indirect change in the ownership (legal or equitable) of a controlling and/or a majority interest of Tenant, whether such change in ownership occurs at one time or as a result of sequential incremental changes, and whether said change is by sale, assignment, hypothecation, bequest, inheritance, operation of law, merger or consolidation, or otherwise, shall be deemed an assignment of this Lease subject to the consent of Landlord, the failure of which shall be deemed a default hereunder.

         Notwithstanding the foregoing, the provisions of this paragraph shall not, however, be applicable to an assignment of this Lease by Tenant to a wholly-owned subsidiary or controlling corporation, provided (and it shall be a condition of the validity of any such assignment) that such wholly-owned subsidiary or controlling corporation agree directly with Landlord to be bound by all of the obligations of Tenant hereunder, including, without limitation, the obligation to pay Rent and other amounts provided for under this Lease, and the covenant against further assignment; but such assignment shall not relieve the Tenant herein named of any of its obligations hereunder, and Tenant shall remain fully liable therefor. Furthermore, it is specifically understood and agreed that said assignment to a wholly-owned subsidiary or controlling corporation shall be valid only for such period of time as said wholly-owned subsidiary or controlling corporation remains a wholly-owned subsidiary or controlling corporation of Tenant; and in the event Tenant shall ever sell or otherwise transfer said controlling interest in said wholly-owned subsidiary to another person or entity, or if said controlling corporation shall cease to control Tenant, unless Landlord shall have specifically assented thereto, the same shall be deemed to be a material breach of this Lease entitling Landlord forthwith to terminate this Lease.

         25. SUCCESSORS AND ASSIGNS. All terms, provisions, covenants and conditions to be observed and performed by Tenant shall be applicable to and binding upon Tenant's respective heirs, administrators, executors, successors and assigns, subject, however, to the restrictions as to assignment or subletting by Tenant as provided herein. All expressed covenants of this Lease shall be deemed to be covenants running with the land.

         26. HOLD HARMLESS OF LANDLORD. In consideration of the Leased Premises being leased to Tenant for the above Rent, Tenant agrees: that Tenant, at all times, will indemnify and hold harmless Landlord from all losses, damages, liabilities and expenses, which may arise or be claimed against Landlord and be in favor of Tenant or any other person for any injuries or damages to the person or property of Tenant, or such other person, consequent upon or arising from the use or occupancy of said Leased Premises by Tenant, or consequent upon or arising from any acts, omissions, neglect or fault of Tenant, its agents, servants, employees, licensees, visitors, customers, patrons or invitees, or consequent upon or arising from a breach of this Lease (including without limitation paragraph 58 hereof) or Tenant's failure to comply with any laws, statutes, ordinances, codes or regulations as required herein (including without limitation any present or future federal, state or local laws, rules, regulations or ordinances pertaining to hazardous substances, environmental concerns, and occupational safety and health requirements), unless caused solely by the gross negligence or willful misconduct, whether by omission or commission, of Landlord its employees or guests. Landlord shall not be liable to Tenant for any damages, losses or injuries to the persons or property of Tenant, its invitees, licensees or patrons, which may be caused by the acts, neglect, omissions or faults of any person or which may result from fire, wind, explosion, falling plaster, steam, gas, electricity, water or rain or leaks from any part of the Building or from the pipes, appliances or plumbing works, or from the road, street or subsurface, or from any other place, or by any cause whatsoever, unless caused solely by the gross negligence or willful misconduct, whether by omission or commission, of Landlord its employees or guests. All personal property placed or moved into the Leased Premises or the Building shall be at the risk of Tenant or the owner thereof, and Landlord shall not be liable to Tenant for any damage to said personal property, unless caused solely by the gross negligence or willful misconduct, whether by omission or commission, of Landlord its employees or guests.

         In case Landlord shall be made a party to any litigation commenced against, by or through Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation and any appeal thereof, unless caused solely by the gross negligence or willful misconduct, whether by omission or commission, of Landlord its employees or guests. In case Tenant shall be made a party to any litigation commenced against, by or through Landlord, then Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Tenant in connection with such litigation and any appeal thereof, unless caused solely by the gross negligence or willful misconduct, whether by omission or commission, of Tenant its employees or guests.

         27. INSURANCE COVERAGE.
             ------------------

                  (a) Tenant, at its sole expense, shall obtain and keep in force during the Lease Term (as well as prior and subsequent thereto if Tenant should then use or occupy any portion of the Leased Premises), with an insurance company licensed to do business in the State of Florida, and acceptable to Landlord, the following insurance coverage: (i) without deductible, comprehensive general liability insurance, including coverage for bodily injury and death, property damage and personal injury and contractual liability as referred to below, in an amount not less than the amount set forth in Item 13 of the BLI Rider, combined single limit per occurrence for injury (or death) and damage to property, (ii) insurance on an "all risk" basis, including sprinkler leakage, vandalism, malicious mischief, fire, flood and extended coverage, covering all improvements to the Leased Premises, fixtures, furnishings, removable floor coverings, equipment, signs and all other decorations or stock in trade, inventory and personal property of Tenant, in amounts not less than the full replacement value thereof, and (iii) workman's compensation and employer's liability insurance, if required by statute, with not less than the maximum statutory limits of coverage. Such policies will (i) include Landlord and such other parties, as Landlord may reasonably designate, as additional insureds, (ii) be considered primary insurance, (iii) include within the terms of the policy or by contractual liability endorsement coverage insuring Tenant's indemnity obligations under paragraph 26., and (iv) provide that it may not be cancelled or changed without at least thirty (30) days prior written notice from the company providing such insurance to each party insured thereunder.

                  (b) The insurance coverage to be provided by Tenant will be for a period of not less than one (1) year. At least fifteen (15) days prior to the Commencement Date, Tenant will deliver to Landlord original certificates of all such insurance, together with proof of payment of the premium therefor; thereafter, at least fifteen (15) days prior to the expiration of any policy, Tenant will deliver to Landlord such original certificates as will evidence a paid-up renewal or new policy to take the place of the one expiring.

                  (c) If Landlord's insurance premiums exceed the standard premium rates because of the nature of Tenant's use of the Leased Premises, then Tenant shall, upon receipt of appropriate invoices from Landlord, reimburse Landlord for such increase in premiums. It is understood and agreed between the parties hereto that any such increase in premiums shall be considered as Rent due and shall be included in any lien for Rent. Tenant shall comply with any and all requirements of Landlord's insurer(s).

                  (d) Each party will look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Tenant hereby waives and releases all rights of subrogation under Tenant's insurance policies discussed above and Tenant will cause each such insurance policy to be properly endorsed to evidence such waiver and release of subrogation in favor of Landlord.

         28. DAMAGE OR DESTRUCTION. In the event the Leased Premises (or a material portion thereof) shall be destroyed or so damaged or injured by fire or other casualty during the term of this Lease, whereby the same shall be rendered untenantable, then Landlord may, within sixty (60) days of such occurrence, terminate this Lease or any renewal thereof as of the date of casualty. If Landlord does not elect to terminate this Lease, Landlord shall cause the Leased Premises to be repaired (except as to any improvements made by Tenant) within one hundred eighty (180) days from the date of casualty. If said Leased Premises are not rendered tenantable within said time (subject to any delay caused by a force majeure), either party shall have the option to cancel this Lease by written notice to the other. Landlord shall notify Tenant promptly after a casualty as to whether Landlord elects to cancel the Lease or to cause the Leased Premises to be repaired. In the event the Lease is terminated or cancelled as herein provided, Rent shall be paid only to the date of such fire or casualty. During any time that the Leased Premises are untenantable due to causes set forth in this paragraph, the Rent or a just and fair proportion thereof shall be abated. Notwithstanding the foregoing, should the cause of such damage, destruction or injury to the Leased Premises originate from the Leased Premises or occur by reason of the negligence of Tenant or any employee, agent, licensee, patron or invitee of Tenant, Tenant shall not have the right to cancel this Lease and no abatement of Rent shall occur. As to such tenant damage, Landlord shall have the right, but not the obligation, to render the Leased Premises tenantable. If Landlord elects to repair said damage and render the Leased Premises tenantable, all available insurance proceeds for the cost thereof shall be paid to Landlord, and the balance of the cost of such repairs shall be paid by Tenant when due. If Landlord elects not to repair such tenant damage, Tenant shall make such repairs pursuant to paragraph 15. and shall be entitled to any insurance proceeds received in respect to the cost thereof. Landlord shall have no liability for loss or interruption of business, or any inconvenience or annoyance to Tenant occasioned by the casualty or arising from any repair of any portion of the Building or the Leased Premises, unless caused solely by the gross negligence or willful misconduct, whether by omission or commission, of Landlord its employees or guests.

         29. EMINENT DOMAIN. In the event that the Leased Premises or any material part thereof is taken for any public or quasi-public use by condemnation or by right of eminent domain, or purchase in avoidance or settlement of a condemnation or eminent domain proceeding, Landlord and Tenant agree that this Lease shall be cancelled. In the event a material portion of the Building (but not the Leased Premises) is taken for any public or quasi-public use by condemnation or similar proceeding or purchase in avoidance or settlement thereof, then Landlord shall have the option to cancel this Lease; provided, however, if such taking of a material portion of the Building materially and adversely affects Tenant's use of the Leased Premises, then either Landlord or Tenant shall have the option to cancel this Lease All sums awarded (or agreed upon between Landlord and the condemning authority) for the taking of the interest of Landlord and/or Tenant, whether as damages or as compensation and whether for partial or total condemnation shall be the property of Landlord. If this Lease should be terminated under the provisions of this paragraph, Rent shall be payable up to the date that possession is taken by the taking authority, and Landlord shall refund to Tenant any prepaid unaccrued Rent less any sum or amount then owing by Tenant to Landlord.

         30. DEFAULT. Each of the following shall constitute an "event of default" under this Lease:

                  (a) If Tenant fails to make any payment of Rent when due hereunder; or

                  (b) If Tenant fails to keep in force the insurance policies required by Tenant pursuant to paragraph 27. in the manner and on such terms as provided for therein; or

                  (c) If Tenant violates the provisions of paragraph 24 by attempting to make an unpermitted assignment or sublease; or

                  (d) If Tenant or any guarantor of this Lease shall become insolvent or unable to pay its debts as such become due, or file any debtor proceedings or if Tenant or any guarantor shall take or have taken against either party in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver for Tenant's property or for a guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions or enters into an arrangement for the benefit of creditors;

                  (e) If Tenant shall, for a period of five (5) consecutive days, abandon or vacate the Leased Premises, or remove the major portion of the goods, wares, equipment or furnishings usually kept on said Leased Premises, or cease doing business in the Leased Premises (except in the case of a permitted assignment or subletting); or

                  (f) If Tenant fails to take possession of the Leased Premises on the Commencement Date; or

                  (g) If Tenant permits anything to be done which creates a lien upon the Leased Premises and fails to discharge such lien as required by paragraph 20.; or

                  (h) If Tenant fails to perform any other term, provision, covenant or condition of this Lease on Tenant's part to be performed, and Tenant fails to cure such default within 30 days after written notice thereof (or if such default cannot be reasonably cured within 30 days, then within 60 days after such notice, provided that Tenant has commenced such cure within 30 days and diligently pursues same to completion).

         31. REMEDIES. If an event of default has occurred under this Lease, Landlord may, at its option, in addition to such other remedies as may be available at law and in equity (which remedies shall be cumulative and not mutually exclusive), (i) terminate this Lease and Tenant's right of possession; or (ii) terminate Tenant's right to possession but not the Lease and/or proceed in accordance with one or more of the following provisions:

                  (a) Landlord may without further notice reenter the Leased Premises either by force or otherwise and dispossess Tenant by summary proceedings or otherwise, as well as the legal representatives of Tenant and/or other occupants of the Leased Premises, and remove their effects and hold the Leased Premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to reenter or to institute legal proceedings to that end. Any and all property which may be removed from the Leased Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, all without service of notice or resort to legal process, and without being deemed guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law; or

                  (b) All Rent for the balance of the Lease Term will, at the election of Landlord, be accelerated and the present worth of same for the balance of the Lease Term, net of amounts actually collected by Landlord, shall become immediately due thereupon and be paid; or

                  (c) Landlord may relet the Leased Premises or any part thereof, with or without any furniture that may be therein, as the agent of Tenant to any person for such Rent for such time and upon such terms as Landlord in Landlord's sole discretion shall determine. Landlord may make repairs, alterations and additions in or to the Leased Premises and redecorate the same to the extent deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with any other expenses, such as (by way of illustration and not limitation) attorneys', brokerage and advertising fees and costs; or

                  (d) Tenant or its legal representatives will also pay on demand to Landlord as liquidated damages any deficiency between the Rent hereby reserved and/or agreed to be paid in the Lease and the net amount, if any, of the Rent and other sums collected on account of the Lease or leases of the Leased Premises for each month of the period which would otherwise have constituted the balance of the Lease Term.

         32. INTENTIONALLY DELETED.

         33. WAIVER OF DEFAULT. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, in law and/or in equity. No waiver by Landlord of a default by Tenant shall be implied, and no express waiver by Landlord shall affect any default other than the default specified in such waiver and that only for the time and extension therein stated. No waiver of any term, provision, condition or covenant of this Lease by Landlord shall be deemed to imply or constitute a further waiver by Landlord of any other term, provision, condition or covenant of this Lease.

         34. NON-PERFORMANCE BY LANDLORD.
             ---------------------------

                  (a) In the event of any claim by Tenant that Landlord has defaulted under this Lease, Tenant shall, prior to taking any action, deliver a notice to Landlord, specifying the nature of such default, and thereafter Landlord shall have thirty (30) days, or such longer period as may be reasonable, not to exceed an additional sixty (60) days, to cure any such default for which Landlord is liable. At Landlord's request and provided Landlord has provided Tenant with an address therefor, Tenant shall simultaneously deliver any such notice of default, in the manner provided in paragraph 37., to any holder of a mortgage or ground lease affecting the Building or the land thereunder. Such mortgagee or lessor shall have the right (but not the obligation) to cure such default during the period that is permitted to Landlord hereunder, plus an additional thirty (30) days, and Tenant will accept such cure (if any) with the same effect as if such action had been taken by Landlord.

                  (b) Whenever and to the extent that Landlord shall be unable to fulfill, or shall be delayed or restricted in the fulfillment of any obligation, or the curing of a default, under any provision of this Lease by reason of strike, lock-out, war or acts of military authority, rebellion or civil commotion, fire or explosion, flood, wind, water, earthquake, acts of God or other casualty or by reason of being unable to obtain any materials, goods, equipment, services, utilities or labor required to enable Landlord to fulfill such obligation or to cure such default or by reason of any statute or law or any regulation or order passed or made pursuant thereto or by reason of any order or direction of any administrator, controller, board or any governmental department or officer or other authority, or by reason of Landlord's inability to obtain any permission or authority required thereby, or by reason of any other cause beyond Landlord's control or not wholly or mainly within Landlord's control, whether of the foregoing character or not, Landlord shall, so long as any such impediment exists, be relieved from the fulfillment of such obligation and Tenant shall not be entitled to compensation for any damage, inconvenience, nuisance or discomfort thereby occasioned.

                  (c) In the event of a default by Landlord of its obligations under this Lease which default is not cured within the applicable grace period (as same may be extended pursuant to the preceding paragraph), Tenant's sole right and remedy shall be to sue Landlord for damages directly resulting from such default and Tenant expressly waives any other right or remedy, including without limitation the right to terminate this Lease. Notwithstanding any other provision contained herein to the contrary, Landlord's liability hereunder, in the event of any uncured default by Landlord, shall be limited to Landlord's equity interest in the Building, it being understood that no other assets of Landlord shall be subject to any judgment against Landlord hereunder.

         35. ATTORNEYS' FEES. If either party defaults in the performance of any of the terms, provisions, covenants and conditions of this Lease and by reason thereof the other party employs the services of an attorney to enforce its rights hereunder, then the prevailing party shall be entitled to its reasonable attorneys' fees and all expenses and costs incurred by the prevailing party pertaining thereto (including costs and fees relating to any appeal and any other costs of collection), and in enforcement of any remedy.

         36. RIGHT OF ENTRY. Landlord, or any of its agents, shall have the right, upon twenty-four (24) hours notice to Tenant, except in case of an emergency, to enter the Leased Premises during all reasonable hours to examine the same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of the Building, or to show the same to prospective lenders or purchasers. Landlord may also exhibit said Leased Premises to prospective tenants at any time within one hundred eighty (180) days before the expiration of the Lease Term. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease. Tenant shall provide Landlord with sufficient information relating to any security system installed by Tenant within the Leased Premises such that Landlord may at all times permitted hereunder to freely exercise its rights under this paragraph. Notwithstanding the foregoing, except in the case of an emergency or during the pendency of a default under this Lease, Landlord shall not enter the Leased Premises without the accompaniment of an officer or other authorized employee of Tenant. Tenant agrees to provide Landlord with a list of such personnel and twenty-four hour contact information for such persons.

         37. NOTICE. Any notice given to Landlord as provided for in this Lease shall be in writing and shall be sent to Landlord by certified United States mail, postage paid, return receipt requested or by facsimile transmission addressed to Landlord at Landlord's management office in the Building or hand delivered to Landlord at such office. Any notice to be given Tenant under the terms of this Lease, unless otherwise stated herein, shall be in writing and shall be sent by certified United States mail, postage paid, return receipt requested or by facsimile transmission or hand delivered to Tenant prior to the Commencement Date, at the address under Item 2 of the BLI Rider, and after the Commencement Date, at the Leased Premises, with a copy to Pointe Bank, 21845 Powerline Road, Boca Raton, Florida 33433, Attn: Property Management. Either party, from time to time, by such notice, may specify another address to which subsequent notice shall be sent. If sent by certified mail, the notice shall be deemed effectively made when the receipt is signed or when the attempted initial delivery is refused, and if sent by personal delivery or facsimile, the notice shall be effective when received.

         38. CONDITION OF PREMISES ON TERMINATION OF LEASE. Tenant agrees to surrender to Landlord, at the end of the term of this Lease and/or upon any cancellation of this Lease, said Leased Premises in as good condition as said Leased Premises were at the beginning of the Lease Term, ordinary wear and tear not caused by Tenant's negligence, excepted. Where furnished by Tenant, all movable property, furniture and furnishings other than those affixed to the Leased Premises shall remain the property of Tenant (except in the case of a default by Tenant). Tenant shall remove all such property prior to the date Tenant vacates the Leased Premises, and shall promptly restore all damage caused in connection with any removal of such personal property. In the event Tenant fails to do so, all such property shall be deemed abandoned by Tenant and Landlord shall have the right to deal with same as Landlord sees fit, including without limitation disposing of same at Tenant's expense. If Tenant, during the Lease Term, installs or causes to be installed fixtures, trade fixtures or any tenant improvements, Landlord shall have the option of retaining same or requiring Tenant to remove same; provided, however, Tenant understands and agrees that it shall be obligated to remove the bank vault installed by Tenant upon the expiration or earlier termination of this Lease. All costs associated with the removal of the bank vault and any damage caused to the Leased Premises or the Building by the installation or removal of the bank vault shall be the sole responsibility of Tenant. Should Landlord elect to cause Tenant to remove such items, the cost of removal of same, upon Landlord's election and notice to Tenant, shall be borne by Tenant. Landlord has no obligation to compensate Tenant for any items which are required hereunder to remain on or with the Leased Premises.

         39. HOLDING OVER. Tenant agrees that if Tenant does not surrender said Leased Premises to Landlord at the end of the Term of this Lease then Tenant will pay to Landlord, to the extent permitted by law, one hundred fifty percent (150%) of the amount of the Rent paid by Tenant for the last month of the Lease Term for each month or portion thereof that Tenant holds over plus all damages that Landlord may suffer on account of Tenant's failure to so surrender to Landlord possession of said Leased Premises, and will indemnify and save Landlord harmless from and against all claims made by any succeeding tenant of said Leased Premises against Landlord on account of delay of Landlord in delivering possession of said Leased Premises to said succeeding tenant so far as such delay is occasioned by failure of Tenant to so surrender said Leased Premises in accordance herewith or otherwise.

         No receipt of money by Landlord from Tenant after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment, or otherwise limit or affect any other remedies available to Landlord hereunder.

         40. SURRENDER. No act or thing done by Landlord or its agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless it be made in writing by a duly authorized officer or agent of Landlord.

         41. OCCUPANCY TAX. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by Tenant.

         42. SIGNS. Tenant shall have no right to place any signs or plaques on the interior windows or glass doors of the Leased Premises or on the exterior of the Leased Premises or the Building without Landlord's prior written consent. Any signs installed by Tenant with Landlord's consent shall be installed at Tenant's expense and in compliance with all applicable laws, ordinances and regulations. Landlord shall have the unrestricted right to install signs on the interior or exterior of any portion of the Building and/or change the Building's name or street address. Any signs installed by Tenant without Landlord's consent may be removed by Landlord at Tenant's sole cost and expense.

         43. TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Leased Premises. Tenant further agrees that it shall not interpose any non-compulsory counterclaim or counterclaims in a summary proceeding or in any action based upon nonpayment of Rent or any other payment required of Tenant hereunder.

         44. INVALIDITY OF PROVISION. If any term, provision, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, provision, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, provision, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

         45. GOVERNING LAW. This Lease shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

         46. TIME OF ESSENCE. It is understood and agreed between the parties hereto that time is of the essence of all the terms, provisions, covenants and conditions of this Lease.

         47. MISCELLANEOUS. The terms "Landlord" and "Tenant" as defined in this Lease shall include their respective heirs, successors, executors, administrators, personal representatives and/or assigns wherever the context so requires or admits (but nothing in this paragraph shall constitute a consent by Landlord to any assignment or subletting by Tenant). Whenever the context of this Lease admits or requires, words in the singular shall include the plural, words in the plural shall include the singular and pronouns of any gender shall include all other genders. Paragraph headings contained in this Lease are solely for convenience and shall not affect its construction. All references in this Lease to paragraphs or exhibits refer to the respective parts of this Lease unless such reference expressly identifies another document. All references in this Lease to the term "person" shall be deemed to include individuals, children, firms, associations, joint ventures, partnerships, estates, trusts, business trusts, syndicates, fiduciaries, corporations, and all other groups or combinations. The rentable area of the Leased Premises has been determined in accordance with Landlord's own method of calculation, which may attribute a percentage of unleasable space and Common Areas in the Building to each office and retail suite. This Lease shall be construed without regard to any presumption or rule requiring construction against the party who drafted the Lease.

         48. EFFECTIVE DATE. Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Building. This instrument becomes effective as a Lease upon execution and delivery by both Landlord and Tenant.

         49. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

         50. NO RECORDING. Neither this Lease, any short form of this Lease nor any instrument which makes any reference to this Lease may be recorded by Tenant in the Public Records of Miami-Dade County, Florida. Any such recording shall constitute a default hereunder.

         51. LIABILITY OF CO-TENANTS. If two or more persons execute this Lease as Tenant, the liability of each such person hereunder shall be joint and several. In like manner, if Tenant is made up of a person (as applicable for purposes of the definition of person provided herein), the members of which are by virtue of statutory or general law subject to personal liability, the liability of each such member shall be joint and several.

         52. AUTHORITY. If Tenant signs as a corporation, execution hereof shall constitute a representation and warranty by Tenant that Tenant is a duly organized and existing corporation, that Tenant has been and is qualified to do business in the State of Florida and in good standing with the State of Florida, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate action. If Tenant signs as a partnership, trust, or other legal entity, execution hereof shall constitute a representation and warranty by Tenant that Tenant has complied with all applicable laws, rules and governmental regulations relative to Tenant's right to do business in the State of Florida, that such entity has the full right and authority to enter into this Lease and that all persons signing on behalf of Tenant were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions.

         53. BROKERAGE. Landlord and Tenant each represent and warrant one to the other that except as set forth in Item 14 of the BLI Rider, neither of them has employed any broker in connection with the negotiations of the terms of this Lease or the execution thereof. Landlord and Tenant hereby agree to indemnify and to hold each other harmless against any loss, expense, or liability with respect to any claims for commissions or brokerage fees arising from or out of any breach of the foregoing representation and warranty. Landlord agrees to pay the commissions due to said broker(s) pursuant to a separate agreement.

         54. RADON. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon testing may be obtained from your County Public Health Unit. Section 404.056(8), Florida Statutes (2000).

         55. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties hereto and supersedes all previous negotiations leading thereto, and it may be modified only by an agreement in writing executed and delivered by Landlord and Tenant. Tenant acknowledges and agrees that Tenant has not relied upon any statement, representation, prior written or prior or contemporaneous oral promises, agreements or warranties except such as are expressed herein. Any formally executed addendum to or modification of this Lease shall be expressly deemed incorporated by reference herein unless a contrary intention is clearly stated therein.

         As of the date hereof, this Lease consists of twenty-six (26) pages, plus the BLI Rider, Option to Renew Rider, Exhibit A (Sketch of Building), Exhibit B (Rules and Regulations), Exhibit C (Garbage Removal), Exhibit D (Form of Subordination, Non-Disturbance and Attornment Agreement) and Exhibit E (Sketch of ATM). In addition, one or more Riders (check one): [X] are attached, or [ ] are not attached. In the event one or more Riders are attached hereto, the provisions thereof shall govern over any inconsistent provision in the body of this Lease.

         56. INTENTIONALLY DELETED. .

         57. USE RESTRICTION. During the Lease Term, no portion of the retail space in the Building shall be leased to any retail tenant whose primary business is as set forth in Item 15 of the BLI Rider.

         58. ENVIRONMENTAL HAZARDS. Tenant represents, warrants, covenants and agrees that it shall not transport, dispose of, or store in, on or outside of the Leased Premises any hazardous materials of any type, as defined by any local, state or federal agency, or any other toxic, corrosive, reactive or ignitable material. Tenant shall document its hazardous waste disposal, if any, and keep the same on file for five (5) years and to document the same by one of the following types of documentation: A hazardous waste manifest; a bill of lading from a bonded hazardous substance transporter showing shipment to a licensed hazardous waste facility; or a confirmation of receipt of materials from a recycler, a waste exchange operation, or other permitted hazardous waste management facility. Tenant agrees not to generate hazard effluents. Tenant agrees to allow reasonable access to facilities from monitoring of the above by Landlord,

Miami-Dade County, DERM, the Florida DER or any other local, state or federal governmental authority to assure compliance with the above as well as any other conditions relating to the use of the subject property.

         Violations of any of the above shall be deemed to be a default on the part of Tenant of the terms of the Lease at the option of Landlord.

         59. AUTOMATIC TELLER MACHINE. . Tenant, at its sole cost and expense, shall have the right during the Term of this Lease, to install and maintain an automatic teller machine (the "ATM") on the exterior of the Premises as shown on the sketch attached hereto as Exhibit E. Tenant shall assume full responsibility to conform to and abide by all federal, state, and local laws applicable to said ATM. Upon the expiration or earlier termination of this Lease, Tenant, at Tenant's sole cost and expense, shall remove the ATM and return the space occupied by the ATM to its former condition, normal wear and tear excepted.

         Tenant acknowledges and agrees that it shall be solely responsible for security for the ATM and that Landlord shall not responsible for any loss, cost or damage incurred by Tenant in connection with the use, operation or maintenance of the ATM.

         60. SPECIAL BANKRUPTCY PROVISIONS.
             -----------------------------

                  (a) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq. (the "BANKRUPTCY CODE"), to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person the assignment of this Lease.

                  (b) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq., shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

                  (c) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(7) of the Bankruptcy Code, 11 U.S.C. 502(b)(7).

         61. EXCULPATION. Notwithstanding any provision in this Lease to the contrary, Tenant agrees to look solely to Landlord's then interest in the Building for recovery of any judgment from Landlord, it being understood and agreed by tenant that Landlord (or its representatives, agents, partners, shareholders, directors, employees, fiduciaries and officers) shall never be personally liable for any such judgment or for the payment of any monetary obligation due Tenant under this Lease or otherwise. If this Lease is executed on behalf of Landlord by any other party acting as agent for Landlord, then said other party shall be deemed to be acting as an agent only and shall not in any event be held liable to Tenant for the fulfillment or nonfulfillment of any of the terms, covenants or conditions of this Lease or for any action or proceeding that may be taken by Landlord against Tenant or by Tenant against Landlord, including but not limited to, any such action arising out of the performance or nonperformance by Landlord's agent of any act pursuant to Landlord's direction. Any waiver of Landlord's liability hereunder, including but not limited to any waiver of subrogation rights, shall apply with equal force and effect to such agent, except when such liability arises out of the grossly negligent acts or omissions or willful misconduct of such agents.

         62. FORCE MAJEURE. The term "force majeure" as used in this Lease shall mean "Acts of God", labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental or utility authority, civil riots, floods or other cause beyond a party's control.

         IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Lease on the day and year first above written.

WITNESSES:                                              LANDLORD:

                                                        MARQUESA, INC., a Florida corporation


/s/ Tiffany Van Sleen                                   By: /s/ Catherine F. Colonnese
-------------------------------------------------           ----------------------------------
Name: Tiffany Van Sleen                                 Name: Catherine F. Colonnese
                                                             ---------------------------------
                                                        Title  VP
/s/ Michael Bernstein                                        ---------------------------------
-------------------------------------------------
Name: Michael Bernstein


                                                        TENANT:

                                                        POINTE BANK, a Florida banking corporation


/s/ Susan E. Davey                                      By: /s/ Bradley R. Meredith
-------------------------------------------------           ---------------------------------
Name: Susan E. Davey                                    Name: Bradley R. Meredith
                                                            ---------------------------------
                                                        Title: SVP/Chief Financial Officer
/s/ Lois K. Booth                                             -------------------------------
-------------------------------------------------
Name: Lois K. Booth


                                    EXHIBIT A
                                    ---------

                               SKETCH OF BUILDING
                               ------------------




                               [GRAPHICS OMITTED]

                                    EXHIBIT B
                                    ---------

                              RULES AND REGULATIONS
                              ---------------------



                                 [TEXT OMITTED]

                                    EXHIBIT C
                                    ---------

                                 GARBAGE REMOVAL
                                 ---------------


                               [GRAPHICS OMITTED]

                                    EXHIBIT D
                                    ---------

                     FORM OF SUBORDINATION, NON-DISTURBANCE
                     --------------------------------------
                            AND ATTORNMENT AGREEMENT
                            ------------------------



                                 [TEXT OMITTED]

                                    EXHIBIT E
                                    ---------

                             SKETCH OF ATM PREMISES
                             ----------------------



                               [GRAPHICS OMITTED]

                          BASIC LEASE INFORMATION RIDER
                          -----------------------------

         1.       Lease Date: June 25, 2002.

         2. Tenant: Pointe Bank, a Florida banking corporation, whose address is 21845 Powerline Road, Boca Raton, Florida 33433.

         3.       Suite Number: 160

         4. Rentable area of the Leased Premises is conclusively determined to be two thousand four hundred and two (2,402) square feet.

         5. Lease Term: Ten (10) years, commencing on the date upon which Landlord obtains a temporary certificate of occupancy for the Leased Premises (the "COMMENCEMENT DATE"), and ending on December 31, 2012, unless extended or sooner terminated pursuant to the terms of this Lease.

         6. Base Rent: $81,668.00 annually (plus sales tax) payable in equal monthly installments of $6,805.67 (plus sales tax).

         7. Initial Payment: $7,248.04, representing payment of Base Rent, together with sales tax thereon for one (1) month.

         8. Rent Commencement Date: The earlier of (i) the date which Tenant opens for business, or (ii) one hundred twenty (120) days following the Commencement Date.

         9.       Tenant's Proportionate Share: Ten and seven-tenths percent
                  (10.7%).

         10.      Security Deposit: $13,611.34.

         11. Allowable use of Leased Premises (subject to restrictions set forth in the Lease): Commercial and retail banking, together with securities, insurance and related financial services incidental thereto.

         12. Tenant Improvements: Tenant is accepting the Leased Premises "AS IS". Landlord has no responsibility for any tenant improvements to the Leased Premises.

         13.      Comprehensive General Liability Insurance: $2,000,000.00.

         14.      Landlord's Broker(s): The Comras Company

                  Tenant's Broker(s):  N/A

         15. Exclusive Uses: So long as Tenant is not in default under the Lease, Tenant shall have the exclusive right to operate a bank branch within the Building.

         Certain of the information relating to the Lease, including many of the principal economic terms, are set forth in the foregoing Basic Lease Information Rider. The Basic Lease Information Rider and the Lease are, by this reference, hereby incorporated into one another.

         IN WITNESS WHEREOF, Landlord and Tenant have signed this Basic Lease Information Rider as of this 25th day of June, 2002.


TENANT:                                                      LANDLORD:

POINTE BANK, a Florida banking corporation                   MARQUESA, INC., a Florida corporation

By:  /s/ Bradley R. Meredith                                 By:  /s/ Catherine F. Colonnese
     ---------------------------------                           --------------------------------
Name: Bradley R. Meredith                                    Name: Catherine F. Colonnese
     ---------------------------------                           --------------------------------
Title: SVP/Chief Financial Officer                           Title: VP
     ---------------------------------                           --------------------------------

                              OPTION TO RENEW RIDER
                              ---------------------


         A. Landlord hereby grants Tenant the option to renew (the "Renewal Option") the initial Lease Term (not to include, for purposes of this Rider only, any Renewal Term, as hereinafter defined) for one (1) additional term of five (5) years (the "Renewal Term"), commencing as of the date immediately following the expiration of the Lease Term, such option to be subject to the covenants and conditions hereinafter set forth.

         B. Tenant shall give Landlord written notice (the "Renewal Notice") of Tenant's election to exercise its Renewal Option not later than one hundred eighty (180) days prior to the expiration of the Lease Term. Tenant's failure to give the Renewal Notice by said date, whether due to Tenant's oversight or failure to cure any existing defaults or otherwise, shall render the Renewal Option null and void.

         C. Tenant shall not be permitted to exercise the Renewal Option if Tenant is in default under the Lease, subject to applicable notice and grace periods (if any). If Tenant fails to cure any default under the Lease prior to the commencement of the Renewal Term, subject to applicable notice and grace periods, the Renewal Term shall be immediately cancelled, unless Landlord elects to waive such default, and Tenant shall forthwith deliver possession of the Leased Premises to Landlord as of the expiration or earlier termination of the Lease Term.

         D. Tenant shall be deemed to have accepted the Leased Premises in "as-is" condition as of the commencement of the Renewal Term, subject to any other repair and maintenance obligations of Landlord under the Lease, it being understood and agreed that Landlord shall have no additional obligation to renovate or remodel the Leased Premises or any portion of the Building as a result of Tenant's renewal of the Lease.

         E. The covenants and conditions of the Lease in force during the original Term, as the same may be modified from time to time, shall continue to be in effect during the Renewal Term, except as follows:

                 (1) The "Commencement Date" and "Rent Commencement Date" for the purpose of the Lease shall be the first day of the Renewal Term.

                 (2) The Base Rent for the first year of the Renewal Term shall be Base Rent for the final Lease Year of the initial Lease Term, as calculated in accordance with the terms of the Lease, plus the applicable CPI increase for such year.

                 (3) Base Rent for each Lease Year of the Renewal Term after the first Lease Year shall increase in accordance with the terms of paragraph 4 of the Lease. However, in no event shall Base Rent for any year of the Renewal Term be less than the amount of Base Rent for the immediately prior year.

                 (4) Following expiration of the Renewal Term as provided herein, Tenant shall have no further right to renew or extend the Lease.

         F. Tenant's option to renew the Lease shall not be transferable by Tenant to any assignee or subtenant.

         G. Tenant shall not be permitted to exercise the Renewal Option with respect to the ATM Premises if the Lease Term for the Leased Premises is not extended as well.

         IN WITNESS WHEREOF, Landlord and Tenant have signed this Option to Renew Rider as of this 25th day of June, 2002.

TENANT:                                                      LANDLORD:

POINTE BANK, a Florida banking corporation                   MARQUESA, INC., a Florida corporation



By:  /s/ Bradley R. Meredith                                 By:  /s/ Catherine F. Colonnese
     ---------------------------------                           --------------------------------
Name: Bradley R. Meredith                                    Name: Catherine F. Colonnese
     ---------------------------------                           --------------------------------
Title: SVP/Chief Financial Officer                           Title: VP
     ---------------------------------                           --------------------------------